EXHIBIT 10.34


                                                                  EXECUTION COPY
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                          REGISTRATION RIGHTS AGREEMENT

                            dated as of May 11, 1999

                                  by and among

                           SPEEDWAY MOTORSPORTS, INC.,

                                   as Company,

                          ATLANTA MOTOR SPEEDWAY, INC.,
                          BRISTOL MOTOR SPEEDWAY, INC.,
                         CHARLOTTE MOTOR SPEEDWAY, INC.,
            SPR ACQUISITION CORPORATION, TEXAS MOTOR SPEEDWAY, INC.,
                    600 RACING, INC, SPEEDWAY FUNDING CORP.,
                           SONOMA FUNDING CORPORATION,
                       SPEEDWAY CONSULTING & DESIGN, INC.,
                          THE SPEEDWAY CLUB, INC., AND
                                   INEX CORP.
                          LAS VEGAS MOTOR SPEEDWAY, LLC
                                SMI SYSTEMS, LLC
                              SPEEDWAY SYSTEMS LLC

                                  as Guarantors

                                       and

                      NATIONSBANC MONTGOMERY SECURITIES LLC
                        FIRST UNION CAPITAL MARKETS CORP.
                           J.C. BRADFORD & CO., L.L.C.

                              as Initial Purchasers
================================================================================

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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 11, 1999, by and among Speedway Motorsports, Inc., a Delaware corporation (the "Company"), and each of the domestic subsidiaries of the Company set forth on the signature pages hereto (each, a "Guarantor" and, collectively, the "Guarantors"), and NationsBanc Montgomery Securities LLC, First Union Capital Markets Corp. and J.C. Bradford & Co., L.L.C. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed severally to purchase the Company's 8 1/2% Senior Subordinated Notes due 2007 (the "Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement dated May 4, 1999 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Notes and the guarantees of the Guarantors (the "Guarantees" and collectively with the Notes, the "Securities"), the Company and the Guarantors (collectively, the "Issuers") have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.          DEFINITIONS.

         Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act:  The Securities Act of 1933, as amended.

         Advice:  As defined in Section 6(c).

         Agreement:  As defined in the preamble hereof.

         Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

         Closing Date:  The date of this Agreement.

         Commission:  The Securities and Exchange Commission.

         Company:  As defined in the preamble hereof.

          Consummate or Consummation: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Securities to be issued in the Exchange Offer,
(ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (iii) the delivery by the Issuers to the registrar under the Indenture of New Securities in the same aggregate principal amount as the aggregate principal amount of Securities that were tendered by Holders and holders of Old Notes thereof pursuant to the Exchange Offer.

          Damages Payment Date: With respect to the Securities or the New Securities, each Interest Payment Date.

         Effectiveness Target Date:  As defined in Section 5.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange Offer: The registration by the Issuers under the Act of the New Securities pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities and holders of the Old Notes the opportunity to exchange all such outstanding Transfer Restricted Securities and the Old Notes held by such Holders and holders of the Old Notes for New Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities and the Old Notes tendered in such exchange offer by such Holders and holders of the Old Notes.

          Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Guarantees:  As defined in the preamble hereof.

         Guarantor or Guarantors:  As defined in the preamble hereof.

         Holders:  As defined in Section 2(b) hereof.

         Indemnified Holder:  As defined in Section 8(a) hereof.

         Indenture: The Indenture dated as of May 11, 1999, among the Issuers and U.S. Trust Bank National Association, as trustee (the "Trustee"), pursuant to which the Securities and New Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchaser or Initial Purchasers: As defined in the preamble hereof.

          Interest Payment Date: As defined in the Indenture, the Securities and the New Securities.

          Issuers: As defined in the preamble hereof.

          Liquidated Damages: As defined in Section 5 hereof.

          NASD: National Association of Securities Dealers, Inc.


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          New Securities:  Debt securities of the Company and related guarantees of the Guarantors identical in all material respects to (i) the Securities and the Guarantees, respectively (except that the transfer restrictions pertaining to such Securities and Guarantees will be eliminated) to be issued under the Indenture, and (ii) the Old Notes and the Old Guarantees.

          Notes: As defined in the preamble hereof.

          Old Guarantees: the subsidiary guarantees on the Old Notes.

          Old Notes: the Company's outstanding 8 1/2% Senior Subordinated Notes due 2007 issued on August 4, 1997.

          Person:   An   individual,   partnership,    corporation,   trust   or
unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Purchase Agreement: As defined in the preamble hereof.

          Record Holder: With respect to any Damages Payment Date relating to the Securities or the New Securities, each Person who is a Holder of Securities or New Securities, as the case may be, on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

          Registrar: As defined in the Indenture.

          Registration Default: As defined in Section 5 hereof.

          Registration Statement: Any registration statement of the Issuers relating to (a) an offering of New Securities pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities and the Old Notes pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Securities: As defined in the preamble hereof.

          Shelf Filing Deadline: As defined in Section 4(a)(x) hereof.

          Shelf Registration Statement: As defined in Section 4(a)(x) hereof.

          TIA: The Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Security, until the earliest to occur of (a) the date on



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



which such  Security is exchanged by a person other than a  Broker-Dealer  for a
New Security in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of a Security for a New Security, the date on which such New Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Security has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (d) the date on which such Security is distributed to the public pursuant to Rule 144 under the Act.

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.          SECURITIES SUBJECT TO THIS AGREEMENT.

          (a) Transfer Restricted Securities and Old Notes. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities and the Old Notes (only with respect to the Exchange Offer).

          (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.          REGISTERED EXCHANGE OFFER.

          (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuers shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, a Registration Statement under the Act relating to the New Securities and the Exchange Offer, (ii) use their best efforts to cause such Registration Statement to become effective at the earliest practicable time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the New Securities to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such RegistrationStatement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Securities to be offered in exchange for the Transfer Restricted Securities and the Old Notes and to permit resales of New Securities held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 20 business days. The

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

Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than New Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

         (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Securities pursuant to the Exchange Offer; PROVIDED, HOWEVER, such Broker-Dealer may be deemed to be an underwriter within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the New Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Securities and New Securities held by any such Broker-Dealer except to the extent required by the Commission.

          The Issuers shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended, as required by the provisions of Section 6(c) below, to the extent necessary to ensure that it is available for resales of the New Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective. The Issuers will be permitted to suspend use of the Prospectus included in the Exchange Offer Registration Statement during periods of time and in circumstances relating to pending corporate developments and public filings with the Commission and similar events in which the use of the Prospectus for the offer or sale of the Securities, in the reasonable opinion of the Issuers, may give rise to claims of liability against the Issuers under applicable federal or state securities law.

         The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

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

SECTION 4.          SHELF REGISTRATION.

         (a) Shelf Registration. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that a Holder or a holder of the Old Notes may not resell the New Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by a Holder or holder of the Old Notes, as the case may be, or (C) that such Holder is a Broker-Dealer and holds Securities acquired directly from the Company or one of its affiliates, then the Issuers shall:

                  (x) use their best efforts to file a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of
         (1) the 45th day after the date on which the Company determines that it is not required or permitted to file the Exchange Offer Registration Statement, (2) the 45th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities or holder of the Old Notes as contemplated by clause (ii) above, or (3) the 120th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
         Section 4(b) hereof; and

                  (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the obligation to file such Shelf Registration Statement arises.

          The Issuers shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and 6(c) hereof to the extent necessary to ensure that it is available for resales of Securities or New Securities by the Holders of Transfer Restricted Securities or holders of the Old Notes entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date or such shorter period that will terminate when there are no Transfer Restricted Securities outstanding. The Issuers will be permitted to suspend use of the Prospectus included in the Shelf Registration Statement during periods of time and in circumstances relating to pending corporate developments and public filings with the Commission and similar events in which the use of the Prospectus for the offer or sale of Securities, in the reasonable opinion of the Issuers, may give rise to claims of liability against the

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




Issuers under applicable federal and state securities laws.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.          LIQUIDATED DAMAGES.

          If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the
Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable (including as contemplated by the last sentence of the penultimate paragraph of Section 3(c) hereof or the last sentence of Section 4(a) hereof) for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Issuers hereby jointly and severally agree to pay liquidated damages ("Liquidated Damages") to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per $1,000 principal amount of Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages shall increase by an additional $.05 per week per $1,000 in principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.30 per week per $1,000 principalamount of Securities. All accrued Liquidated Damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Securities, the accrual of Liquidated Damages with respect to such Securities will cease.

         All obligations of the Issuers set forth in the preceding paragraph that are outstanding with respect to any Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

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


SECTION 6.          REGISTRATION PROCEDURES.

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer. the Issuers shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of the Securities and the New Securities in accordance with the intended method or methods of distribution thereof and shall comply with all of the following provisions:

                  (i) If, in the reasonable opinion of counsel to the Company, there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuers hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers to Consummate an Exchange Offer for the Securities or the Old Notes. The Issuers hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuers hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                   (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities or holder of the Old Notes shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Securities to be issued in the Exchange Offer and (C) it is acquiring the New Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities or holders of the Old Notes shall otherwise cooperate in the Issuers' preparations for the Exchange Offer (to meet Commission requirements with respect to the Exchange Offer or otherwise). Each Holder, by its receipt of the Securities, acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the New Securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Securities obtained by such

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


          Holder in exchange for Securities acquired by such Holder directly from the Company.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers shall provide a supplemental letter to the Commission (A) stating that the Issuers are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988). Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Exchange Offer and that to the best of the Company's information and belief (subject to information provided to the Issuers by the Holders or the holders of the Old Notes), each Holder or holder of the Old Notes participating in the Exchange Offer is acquiring the New Securities in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities received in the Exchange Offer.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuers shall comply with all the provisions of
Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuers will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the shelf registration on any appropriate form under the Act, which form shall be available for the sale of the Securities in accordance with the intended method or methods of distribution thereof.

         (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of the Securities or New Securities by Broker-Dealers), the Issuers shall:

                  (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in
         Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective

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

          amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                   (iii) advise the underwriter(s), if any, and selling holders of securities covered by such Registration Statement promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to each of the selling holders of securities covered by such Registration Statement and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such holders of securities covered by such Registration Statement and underwriter(s), if any, for a period of at least three business days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents  incorporated  by  reference)  to which a  selling  holder of
         securities   covered   by   such   Registration    Statement   or   the
         underwriter(s), if any, shall reasonably object within three business days after the receipt thereof;

                  (v) to the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, make available and, if requested, provide copies of such document to the selling holders of securities covered by such Registration Statement and to the underwriter(s), if any, make the Issuers' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling holders of securities covered by such Registration Statement or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by the selling holders of securities covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling holders of securities covered by such Registration Statement or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuers and cause the Issuers' officers, directors and employees to supply all information reasonably requested by any such holder of securities covered by such Registration Statement, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                   (vii) if requested by any selling holders of securities covered by such Registration Statement or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling holders of securities covered by such Registration Statement and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) use their best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if not rated, and so requested by the holders of a majority in aggregate principal amount of the Securities and New Securities covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling holder of securities covered by such Registration Statement and each of the underwriter(s), if any, without charge, at least one copy of the

         Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling holder of securities covered by such Registration Statement and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling holders of securities covered by such Registration Statement and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuers shall:

                           (A) furnish to each Initial Purchaser, each selling
                  holder of securities covered by such Registration Statement and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration
                  Statement:

                                    (1) a certificate, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in paragraphs
                           (b), (c) and (d) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers, covering the matters set forth in paragraph (g) of Section 7 of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, and although such counsel has not independently verified the accuracy, completeness or fairness of such statements, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Prospectus included in the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In connection with the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of exhibits, the financial statements, notes and schedules and other financial and statistical data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(k) of the Purchase Agreement, without exception;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers pursuant to this clause (xi), if any.

         If at any time the Issuers become aware that the representations and warranties of the Issuers contemplated in clause (A)(1) above cease to be true and correct, the Issuers shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling holder of securities covered by such Registration Statement promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling holders of securities covered by such Registration Statement, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling holders of securities covered by such Registration Statement or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that neither the Company nor any of the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) issue, upon the request of any Holder of Securities covered by the Shelf Registration Statement, New Securities having an aggregate principal amount equal to the aggregate principal amount of Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities or New Securities, as the case may be; in return, the Securities held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities, if any, as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter) that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to Consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of the Securities and New Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xxi) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

         Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Issuers' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7.          REGISTRATION EXPENSES.

         (a) All expenses incident to the Issuers' performance of or compliance with this Agreement will be borne by the Company or the respective Guarantor, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any qualified independent underwriter and its counsel that may be required by the rules and regulations of the NASD));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Securities and New Securities on a national securities exchange or automated quotation system; and (vi) all fees and disbursements of independent certified public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuers will bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by any Issuer.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.          INDEMNIFICATION.

         (a) The Issuers, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a controlling person) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as soon as reasonably practicable, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers otherwise may have.

         In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Issuers, such Indemnified Holder shall promptly notify the Issuers in writing (PROVIDED, that the failure to give such notice (i) will not relieve the Issuers from liability under paragraph (a) above unless and only to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) above). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as soon as reasonably practicable after they are incurred, by the Issuers (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Issuers shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Holders, which firm shall be designated by the Holders. The Issuers shall be liable for any settlement of any such action or proceeding effected with the

Issuers' prior written consent, which consent shall not be withheld unreasonably, and the Issuers agree to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Issuers. The Issuers shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuers to each of the indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against any of the Issuers or their directors or officers or any such controlling person and in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Issuers, and the Issuers or their directors or officers or such controlling person shall have the rights and duties given to each Holder by the second paragraph of Section 8(a). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

         (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Holders on the other hand from the sale by the Company of the Securities or if such allocation is not permitted by applicable law, the relative fault of the Issuers, on the one hand, and of the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuers, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Issuers and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no case shall any Initial Purchaser or any Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement that resulted in such damages. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Securities held by each of the Holders hereunder and not joint.

SECTION 9.          RULE 144A.

         The Issuers hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding as Transfer Restricted Securities, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.         PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.         SELECTION OF UNDERWRITERS.

         The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; PROVIDED, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12.         MISCELLANEOUS.

         (a) Remedies. Each of the Issuers agrees that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Each of the Issuers will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of the Guarantors is subject to or bound by any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Securities or New Securities. Each of the Issuers will not take any action, or permit any change to occur, with respect to the Securities or New Securities that would materially and adversely affect the ability of the Holders or holders of the Old Notes to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose Securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the

         Indenture, with a copy to the Registrar under the Indenture and to the Initial Purchasers;

                  (ii) if to the Initial Purchasers, initially at the address of the Initial Purchasers set forth in the Purchase Agreement; and

                  (iii) if to the Issuers, initially at the Company's address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and only to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Securities Held by the Issuers. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder. Securities or New Securities, as applicable, held by the Issuers or their Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (l) Entire Agreement. This Agreement (together with the Purchase Agreement, the Indenture and the other documents referenced therein) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein (or therein) with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              [The remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           COMPANY:

                                           SPEEDWAY MOTORSPORTS, INC.,
                                                  a Delaware corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           GUARANTORS:

                                           ATLANTA MOTOR SPEEDWAY, INC.,
                                                  a Georgia corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President


                                           BRISTOL MOTOR SPEEDWAY, INC.,
                                                  a Tennessee corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           CHARLOTTE MOTOR SPEEDWAY, INC.,
                                                  a North Carolina corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           SPR ACQUISITION CORPORATION,
                                           a California corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           TEXAS MOTOR SPEEDWAY, INC.,
                                                  a Texas corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           600 RACING, INC.,
                                                  a North Carolina corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           SPEEDWAY FUNDING CORP.,
                                                  a Delaware corporation

                                           By: /s/Joan Dobrzynski
                                               ---------------------------------
                                               Name: Joan Dobrzynski
                                               Title: Vice President

                                           SONOMA FUNDING CORPORATION,
                                                  a California corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           SPEEDWAY CONSULTING & DESIGN, INC.,
                                                  a North Carolina corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                                           THE SPEEDWAY CLUB, INC.,
                                                  a North Carolina corporation

                                           By: /s/William R. Brooks
                                               ---------------------------------
                                               Name: William R. Brooks
                                               Title: Vice President

                        INEX CORP.,
                               a North Carolina corporation

                         By: /s/William R. Brooks
                             ---------------------------------
                             Name: William R. Brooks
                             Title: Vice President

                        LAS VEGAS MOTOR SPEEDWAY, LLC,
                               a Nevada limited liability company

                         By: /s/William R. Brooks
                             ---------------------------------
                             Name: William R. Brooks
                             Title: Manager

                        SMI SYSTEMS, LLC,
                               a Nevada limited liability company

                         By: /s/William R. Brooks
                             ---------------------------------
                             Name: William R. Brooks
                             Title: Manager

                        SPEEDWAY SYSTEMS LLC,
                               a North Carolina limited liability company

                         By: IMS Systems Limited Partnership, its sole
                             member
                         By: Speedway Motorsports, Inc., its general
                             partner

                         By: /s/William R. Brooks
                             ---------------------------------
                             Name: William R. Brooks
                             Title: Vice President

                                    INITIAL PURCHASERS:

                                    NATIONSBANC MONTGOMERY SECURITIES LLC

                                    By: /s/ Gary R. Wolfe
                                        ---------------------------------
                                        Name:    Gary R. Wolfe
                                        Title:   Managing Director

                                    FIRST UNION CAPITAL MARKETS CORP.

                                    By: /s/ Steve J. Taylor
                                        ---------------------------------
                                        Name:    Steve J. Taylor
                                        Title:

                                    J.C. BRADFORD & CO., L.L.C.

                                    By: /s/ Bill Wall
                                        ---------------------------------
                                        Name:    Bill Wall
                                        Title: